UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 14, 2013

FIRSTBANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan	48801
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

On June 14, 2013, Firstbank Corporation completed the redemption of the remaining 17,000 shares of its outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series A, that were issued under the Troubled Asset Relief Program Capital Purchase Program.

The purchase price for shares of the Preferred Stock in the redemption was the stated liquidation value of $1,000.00 per share, plus accrued and unpaid dividends that had been earned thereon up to, but not including, the date of redemption.

The information in this report, including exhibits, is being furnished pursuant to Item 8.01 and shall not be deemed "filed" within the meaning of section 18 of the Securities Act of 1934, or otherwise subject to the liabilities under that Section.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 99.1	June 17, 2013 press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2013	FIRSTBANK CORPORATION
(Registrant)

	By:	/s/ Samuel G. Stone
Samuel G. Stone
Executive Vice President and CFO

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